As filed with the SEC on April 13, 2023 .	Registration Nos. 033-20000
811-05466
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. _46__	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 72	☑

(Check appropriate box or boxes.)

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, New Jersey 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Jordan K. Thomsen
Vice President and Corporate Counsel
The Prudential Insurance Company of America
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)
_____________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2023, pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2023

Variable Appreciable Life®
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE LIFE INSURANCE CONTRACT ISSUED BY:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 778-2255

The Variable Appreciable Life® Contract described in this prospectus was offered from September 1, 1988, through November 11, 2001, under form number VAL-88, subject to state availability, and from January 1, 1997 through November 11, 2001 under form number VAL-97, in New Jersey. Depending on the Death Benefit option selected, your Contract will either be Form A (VALA-88 or VALA-97) or Form B (VALB-88 or VALB-97). A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left-hand corner of the first page of your Contract.

As of November 12, 2001, Prudential Insurance Company of America no longer offered this Contract for sale.

This prospectus describes the Variable Appreciable Life® Contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”), a stock life insurance company.
Please read this prospectus before submitting any premiums under a Variable Appreciable Life® Contract or transferring Contract values among investment options, and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of The Prudential Variable Appreciable Account (the "Separate Account" or “Account”). The Account offers Variable Investment Options from Prudential and the Advanced Series Trust. A complete list of the available Funds is included in this prospectus.
You may also choose to invest your Contract's premiums and its earnings in the Fixed Rate Option, referred to as the "fixed investment option" in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Prudential delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

GLOSSARY                                                      TABLE OF CONTENTS
KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 10 Contract Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Contract and ranges from $0 to $32.50 per $1,000 of Face Amount. The maximum charge on a withdrawal that reduces the Face Amount by $100,000 is $3,250. The charge applies to surrenders, lapses, withdrawals from Contracts with a Type A (fixed) Death Benefit, and reductions in Face Amount. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Face Amount. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.11%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of the prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Prudential. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF THE PRUDENTIAL LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
If a Scheduled Premium is not paid, and the Contract Fund on any Monthly Date is less than the Tabular Contract Fund, the Contract will go into default. Poor investment performance, deductions of more than the maximum permissible charges, or the previous payment of less than the Scheduled Premiums are some of the factors that could cause your Contract to lapse. If your Contract does lapse, it may still provide some benefits.
Generally, a Contract that has lapsed may be reinstated unless the Contract has been surrendered for its Cash Surrender Value. For Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default. For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default. Please refer to your Contract for exact dates. To reinstate a lapsed contract, we require completion of certain conditions including submission of certain payments due under the Contract.
For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

GLOSSARY                                                      TABLE OF CONTENTS

RESTRICTIONS
Investments
If the Contract is not in default, you may, up to 4 times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days beginning on the Contract Anniversary. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website. We reserve the right to remove or substitute Variable Investment Options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and, for a list of Variable Investment Options, see APPENDIX A.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses. Some riders are not available in conjunction with other riders and other restrictions may apply.
For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. The Scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner. The Commissionable Target Premium will vary by Issue Age, sex, underwriting class and rating class of the insured, any extra risk charges, or additional riders selected by the Contract Owner. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of the prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

GLOSSARY                                                      TABLE OF CONTENTS
OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are not guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features and/or riders described in this prospectus may not be available in all states. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
Premiums
Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in force.
When you apply for the Contract, you tell us how to allocate your premiums. On the Contract Date, we deduct an administrative charge, a sales charge, and taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct an administrative charge, a sales charges, and taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Contract Features
Types Of Death Benefit Available Under the Contract
The Death Benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different Death Benefit amount.
•Contract Form A, Level Death Benefit: The Death Benefit will generally be equal to the Face Amount. It can never be less than this amount. However, it is possible, that the Contract Fund may grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
•Contract Form B, Variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.
Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.
Increasing Or Decreasing the Face Amount
Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract. You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.
Investment Choices
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options or our Fixed Rate Option. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.

GLOSSARY                                                      TABLE OF CONTENTS

The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.
Tabular Contract Fund
The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date.
Death Benefit Protection
The Contract includes a Death Benefit Guarantee, which provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero. Even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.
Riders
Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Selectable riders include:
•Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
•Insured's Waiver of Premium Benefit Rider: Allows for premiums due on the contract to be waived by the Company in the event of the Insured's total disability during this benefit's coverage period.
•Applicant's Waiver of Premium Benefit Rider: Allows for premiums due on the contract to be waived by the Company in the event of the applicant's total disability or death during this benefit's coverage period. This benefit is only available on juvenile contracts.
•Child Level Term Rider: Provides life insurance coverage on the insured’s covered children.
•Living Needs BenefitSM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.
• Option to Purchase Additional Insurance: Provides the right to buy more insurance on the insured's life.
•Renewable Term on Insured Rider: Provides renewable term life insurance coverage on the life of the insured.
•Term Insurance Benefit On Life Of Insured Rider: Provides term life insurance coverage on the life of the insured.
•Term Insurance Benefit On Life Of Insured Spouse Rider: Provides term life insurance coverage on the life of the insured's spous e.
•Unscheduled Premium Benefit: Provides the payment of unscheduled premiums described below into the Contract for you on the Scheduled Premium due dates while the Insured remains totally disabled.
• VAL Custom Rider: Provides for a flexible term insurance benefit to Attained Age 95 on the life of the insured.
Loans
You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt. The minimum loan amount you may borrow at any one-time is $200, unless the loan proceeds are used to pay premiums on your Contract. Interest charges will apply.
Withdrawals
Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences.

GLOSSARY                                                      TABLE OF CONTENTS
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Administrative Fee	Deducted from premium payments.	$2
Sales Charge (Load) (Charge is a percentage of the primary annual premium.)	Monthly	0.5%
Taxes Attributable To Premiums(1) (Varies by state and locality.)	Deducted from premium payments.	0% to 14.85%(2)
Contingent Deferred Sales Charge (Load) (Charge is a percentage of the primary annual premium.)	Upon lapse, surrender or decrease in the Face Amount.	50%
Surrender Charge (Per $1,000 Of Coverage Amount)	Upon lapse, surrender or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150
(1)For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.
(2)The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds' fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Cost Of Insurance (“COI”) For the Face Amount.(1)(2) Minimum and Maximum Charges per $1,000 of the net amount at risk. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.06 to $83.34 _____________ $0.121(3)
Mortality And Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.9%(4)
Additional Charge For Certain Risks. (A charge per $1,000 of Face Amount)	Monthly	From $0.10 to $2.08(7)
Fee For the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.03 plus $3.00
Fee For an Increase To the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.03

GLOSSARY                                                      TABLE OF CONTENTS

Guaranteed Death Benefit Fee For the Face Amount Or An Increase To the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Net Interest On Loans (8)	Annually	1.5%
Optional Benefits Charges:
Accidental Death Benefit Rider(1) Minimum and Maximum Charges per $1,000 of coverage. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.03 to $0.70 _____________ $0.07(3)
Insured's Waiver Of Premium Rider(1) Minimum and Maximum Charges per $1,000 of coverage. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.01 to $0.31 _____________ $0.07(3)
Applicant Waiver Of Premium Rider(1)(6) Minimum and Maximum Charges (Charge is a percentage of the Contract's annual premium.) _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From 0.424% to 3.394% _____________ 0.679%(3)
Child Level Term Rider (Charge per $1,000 of rider coverage.)	Monthly	$0.45
Option To Purchase Additional Insurance On Life Of Insured Rider(1)
Minimum and Maximum Charges
per $1,000 of additional insurance amount.
_____________
Initial charge for a representative Contract Owner. (4)
	Monthly	From $0.06 to $0.37 _____________ $0.23(3)
Renewable Term Insurance On Insured Rider(1) Minimum and Maximum Charges per $1,000 of coverage. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.02 to $55.08 _____________ $0.13(3)
Term Insurance Benefit On Life Of Insured Rider(1)(9) Minimum and Maximum Charges per $1,000 of rider coverage. _____________ Initial charge for a representative Contract Owner. (4)(10)	Monthly	From $0.173 to $2.59 _____________ $0.15(3)

GLOSSARY                                                      TABLE OF CONTENTS

Term Insurance Benefit On Life Of Insured Spouse Rider(1)(9) Minimum and Maximum Charges per $1,000 of rider coverage. _____________ Initial charge for a representative Contract Owner. (4)(10)	Monthly	From $0.199 to $1.48 _____________ $0.223(3)
Unscheduled Premium Benefit Rider(1)(6)
Minimum and Maximum Charges
(Calculated as a percentage of the current unscheduled premium benefit amount.)
_____________
Initial charge for a representative Contract Owner. (4)
	Monthly	From 0.38% to 1.14% _____________ 0.42%(3)
VAL Custom Rider(1) Minimum and Maximum Charges per $1,000 of rider coverage. _____________ Initial charge for a representative Contract Owner. (4)	Monthly	From $0.119 to $49.86 _____________ $0.194(3)
(1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues on or after January 1, 1997. Other rates may apply to earlier issues.
(2)For example, the highest COI rate is for an insured who is a male/female age 99.
(3) The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Prudential representative.
(4)Representative insured is male, age 30, preferred underwriting class, no ratings or extras, with a $250,000 Face Amount.
(5)The daily charge is based on the effective annual rate shown.
(6)The cost of this rider will provide for an additional benefit amount, above the amount for the Waiver of Premium Rider. The percentage varies based on underwriting class. For the Applicant Waiver of Premium Rider, the charge may not be less than $0.15 per $1,000 of Face Amount.
(7)The amount and duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.
(8)This charge is for a fixed rate loan. The net interest for a variable rate loan is 1%.
(9)There are multiple variations of Term Insurance Benefit On Life Of Insured and Term Insurance Benefit On Life Of Insured Spouse. The charge shown is for the maximum charge across all variations of this rider.
(10)This charge is for Decreasing Term To Age 65 Rider.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.11%
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse, which could cause you to lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.
The Variable Investment Options
You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.

GLOSSARY                                                      TABLE OF CONTENTS
Each Variable Investment Option has its own investment objective and associated risks, which are described in the Variable Investment Option prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the Series Fund Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Government Money Market Portfolio may be so low that, when Account and Contract charges are deducted, you experience a negative return. See The Funds.
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectus for detailed information concerning the Fund's investment objectives, strategies, and investment risks. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Limitation Of Benefits On Certain Riders For Claims Due To War Or Service In the Armed Forces
We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase In Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Pre-Death Distributions in the Tax Treatment Of Contract Benefits section.
Not a Short-Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future value of your Contract Fund or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Pre-Death Distributions in the Tax Treatment Of Contract Benefits section.
Taking Withdrawals
We may limit you to no more than four withdrawals in a Contract Year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the Cash Surrender

GLOSSARY                                                      TABLE OF CONTENTS
Value plus any Contract loan exceeds the applicable Tabular Contract Fund. There is an administrative processing fee for each withdrawal in an amount up to $15. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Face Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount. However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount by no more than the amount of the withdrawal.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Prudential representative. See Withdrawals and Tax Treatment Of Contract Benefits.
Surrender Of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds.
We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount), the Contract lapses, is surrendered, or the Face Amount is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charge. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment Of Contract Benefits.
Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. When a loan is made, an amount equal to the loan proceeds is transferred out of the investment options and does not participate in any investment return until a loan repayment is made. The longer a loan remains outstanding the greater the potential negative impact on the Contract Fund. In addition, a loan from your Contract may have tax consequences. See Tax Treatment Of Contract Benefits .
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment Of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provisions apply to Contracts owned by businesses.

GLOSSARY                                                      TABLE OF CONTENTS
Replacement Of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.
GENERAL DESCRIPTIONS OF THE PRUDENTIAL LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
The Prudential Insurance Company of America
Prudential, a stock life insurance company, founded on October 13, 1875 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.
The Prudential Variable Appreciable Account
Prudential has established the Account to hold certain assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.
Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits of the Funds attributable to the Contracts. In addition to these assets, the Account's assets may include Funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time Prudential will transfer capital contributions and charges to our general account. Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.
You may invest in one or a combination of the available Funds and other Variable Investment Options. When you choose a Fund, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Funds including other Variable Investment Options in the future.
The Funds
The Series Fund is registered under the Investment Company Act of 1940 as an open‑end diversified management investment company. Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.
The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.
This Contract offers only Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Prudential for more information about fees and payments we may receive from the Funds and/or their affiliates.
Prudential has selected the Funds for inclusion as investment options under this Contract in Prudential’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.

GLOSSARY                                                      TABLE OF CONTENTS
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.

The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.

Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables in APPENDIX A to see which Variable Investment Options you may choose.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1) changes in state insurance law;
(2) changes in federal income tax law;
(3) changes in the investment management of any Variable Investment Option; or
(4) differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.
The tables in APPENDIX A reflect the Funds in which the Account invests, their Fund type, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.
Although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.
Service Fees Payable To Prudential
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC ("Pruco Securities"), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2023, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.25% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or

GLOSSARY                                                      TABLE OF CONTENTS
distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when the Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.

GLOSSARY                                                      TABLE OF CONTENTS
The Fixed Rate Option
You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other Separate Accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.
Transfers out of the Fixed Rate Option are subject to strict limits. See Transfers/Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the FEE TABLE, beginning on page 1 of this prospectus. There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current Contract charge, up to the maximum Contract charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by state and locality. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Administrative Fee
We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.
Sales Charge (Load)
A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable To Premiums, and Administrative Fee) and less the $3 part of the monthly deduction. The sales load is charged whether the Contract Owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract Years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract Years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract Years and it may, but probably will not, continue to be charged after that.
There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract Year or 10 years from an increase in the Face Amount. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charge.

GLOSSARY                                                      TABLE OF CONTENTS
Taxes Attributable To Premiums
We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The second part is a charge for federal taxes measured by premiums. The current amount for this second part is 1.25% of the premium for Contracts issued on or after June 17, 1991, and 0% for Contracts issued prior to June 17, 1991. We believe that this charge is a reasonable estimate of an increase in Prudential’s federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. Beginning in 2018, the required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess additional sales load, the CDSL, if the Contract lapses or is surrendered during the first 10 Contract Years or 10 years from an increase in the Face Amount, or if a withdrawal is made under a Form A Contract during that 10 year period. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract Years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable To Premiums, and see Administrative Fee), and less the $3 part of the monthly administrative charge. In the next five Contract Years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract Anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.
The CDSL is also subject to a further limit at older Issue Ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the CDSL for such insureds is no more than $32.50 per $1,000 of the Face Amount.
The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower CDSL than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions.)
The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the SEC. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the CDSL) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the total of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.
The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 Face Amount, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, a proportionate amount of the CDSL will be deducted from the Contract Fund.

Maximum Percentages For Surrender Charges
Surrender, Last Day Of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted From Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load As Percentage Of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%
The percentages shown in the last column will not be appreciably different for insureds of different ages.
In addition to the CDSL, we deduct a charge of $5 per $1,000 of the Face Amount upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract Year or 10 years from an increase in the Face Amount. If the Contract is partially surrendered or the Face Amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount.

GLOSSARY                                                      TABLE OF CONTENTS
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.
The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates in effect at any given time vary by Face Amount and Contract duration, as well as the Issue Age, sex, and underwriting class of the insured. The rates generally increase over time but are never more than the maximum charges listed in the data pages of your Contract. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.
COI rates are applied to the net amount at risk to determine the COI charge.  Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower net amount at risk and lower COI charge.  A lower Contract Fund value in relation to the Death Benefit will result in a higher net amount at risk and a higher COI charge.  For Contracts with a Form A Death Benefit, the net amount at risk generally changes as the Contract Fund changes.  For Contracts with a Form B Death Benefit, the net amount at risk generally does not change as the Contract Fund changes.
The following table provides hypothetical examples of the net amount at risk’s role in determining COI charges.  The examples assume a $1,000,000 Face Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of net amount at risk.

Example net amount at risk Scenarios

Death Benefit Form	Death Benefit Amount	Contract Fund Value	Net Amount At Risk	Month’s COI Charge
Form A	$1,000,000	$125,000	$875,000	$875.00
Form A	$1,000,000	$175,000	$825,000	$825.00
Form B	$1,050,000	$125,000	$925,000	$925.00
Form B	$1,100,000	$175,000	$925,000	$925.00
Because the net amount at risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the net amount at risk, and may also cause the Contract to lapse earlier unless additional premiums are paid.  Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the net amount at risk on which COI charges are based.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.90%. For Contracts with Face Amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Charge For Certain Risks
If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.
Fee For the For Face Amount
Each month we deduct a charge proportionately from the dollar amounts held in each of the chosen investment for an administrative charge based on the Face Amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners. We deduct $3 per Contract and up to $0.03 per $1,000 of the Face Amount. This charge also applies to increases in the Face Amount. Thus, for a Contract with a $75,000 Face Amount, the charge is $3 plus $2.25 for a total of $5.25 per month. The current charge for Contracts with Face Amounts greater than $100,000 is lower. The $0.03 per $1,000 of the Face Amount is reduced to $0.01 per $1,000 for that portion of the Face Amount that exceeds $100,000 and will not exceed $12.
If the Face Amount is increased, we charge up to $0.03 per $1,000 of increase in Face Amount.

GLOSSARY                                                      TABLE OF CONTENTS
Guaranteed Death Benefit Fee For the Face Amount Or an Increase To the Face Amount
Each month we deduct a charge proportionately from the dollar amounts held in each of the chosen investment for Guaranteed Death Benefit Fee. We deduct a charge of $0.01 per $1,000 of the Face Amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the Administrative Charge for Face Amount may be calculated together.
Transaction Charges
(a)We charge a withdrawal fee in an amount up to $15 for each withdrawal.
(b)We may charge a transaction fee of up to $15 for any change in the Face Amount.
(c) We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.
Net Interest On Loans
Interest accrues daily on the total outstanding Contract Debt. At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent. If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan.
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. The variable loan interest rate is one percentage point less than the variable interest rate currently being charged on the policy. See Loans.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
Accidental Death Benefit Rider – We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The charge ranges from $0.035 to $0.70 per $1,000 of coverage based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.
Insured Waiver Of Premium Rider – We deduct a monthly charge for this rider which pays all premiums due on a Contract while the insured is totally disabled. The charge ranges from $0.01 to $0.31 per $1,000 of coverage, is based on Issue Age and sex of the insured, and is charged until the first Contract Anniversary following the insured's 65th birthday.
Applicant Waiver Of Premium Rider - We charge a premium for this rider which allows for premiums due on the Contract to be waived by us in the event of the applicant's total disability or death during this rider's coverage period. The premium charge ranges from 0.424% to 3.394% of the Contract's annual premium, is based on Issue Age and sex of the insured, and is charged until the insured child's attained age 25.
Children Level Term Rider – We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The charge is $0.45 per $1,000 of coverage and is charged until the earliest of the death of the Insured or the first Contract Anniversary after the Insured's 65th birthday, and you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.
Living Needs BenefitSM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill or is confined to a nursing home.
Option To Purchase Additional Insurance Rider - We deduct a monthly charge for this rider, which provides the right to purchase more insurance on the Insured's life without having to prove insurability. The charge ranges from $0.06 to $0.37 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and charges stop on the Contract Anniversary on which the Insured's Attained Age is 52.
Renewable Premium Term Rider - We deduct a monthly charge for this rider, which provides renewable term insurance benefit on the life of the insured. The charge ranges from $0.02 to $55.08 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and monthly charges stop on the earlier of the death of the Insured or the end of the first renewal term period.
Term Insurance Benefit On Life Of Insured Riders – We deduct a monthly charge for term riders on the life of the insured which provide term life insurance coverage on the life of the insured. There are multiple variations of term insurance riders available on this product. Across all variations, the maximum charge ranges from $0.173 to $2.59 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and monthly charges stop on the earliest of the death of the Insured or the Contract Anniversary at the end of the term period for the benefit.
Term Insurance Benefit On Life Of Insured Spouse Riders – We deduct a monthly charge for term riders on the life of the insured's spouse which provide term life insurance coverage on the life of the insured's spouse. There are multiple variations of term insurance benefits on the life of the insured's spouse that are available on this product. Across all variations, the maximum charge

GLOSSARY                                                      TABLE OF CONTENTS
ranges from $0.199 to $1.48 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and benefit premiums and monthly charges stop on the earliest of 1) the death of the Insured; 2) the death of the insured spouse; and 3) the Contract Anniversary at the end of the term period for the benefit.
Unscheduled Premium Benefit Rider - We deduct a monthly charge for this rider, which provides the payment of unscheduled premiums on the Scheduled Premium due dates while the Insured remains totally disabled. The premium charge ranges from 0.38% to 1.14% of the Contract's annual premiums, is based on Issue Age and sex of the insured, and is charged until on or after the anniversary following the insured’s 65th birthday.
VAL Custom Rider - We deduct a monthly charge for this rider which provides a flexible term insurance benefit on the life of the insured. The charge ranges from $0.119 to $49.86 per $1,000 of rider coverage, is based on Issue Age and sex of the insured, and is charged until the insured's Attained Age 95.
Fund Expenses
We deduct charges from and pay expenses out of the Variable Investment Options as described in the Funds' prospectuses. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
Allocated Charges
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options or the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Portfolios of the Variable Investment Option are calculated, which is as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time.) With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular Variable Investment Option or to the Fixed Rate Option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
Charges After Age 100
Beginning on the first Contract Anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
Commissions Paid To Broker-Dealers
The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, LLC (“Pruco Securities”), an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.
Compensation is based on the Scheduled Premium. The Scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of

GLOSSARY                                                      TABLE OF CONTENTS
premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payments before we receive the request, we will not have to make the payments again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current Scheduled Premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase. If the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.

GLOSSARY                                                      TABLE OF CONTENTS
STANDARD DEATH BENEFITS
Types Of Death Benefit
You may have selected from two types of Death Benefit at issue. A Contract with a Form A Death Benefit has a Death Benefit which will generally equal the initial Face Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.
A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. Because your Contract’s Death Benefit is based in part on the value of your Contract Fund, Contract charges and unfavorable investment performance will decrease your Death Benefit and Cash Surrender Value. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund.
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default. This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the Face Amount may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount. For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.
Increases In the Face Amount
After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract. The increase will be subject to state approval and the underwriting requirements we determine.
The following conditions must be met:
(1)you must ask for the change by sending us a request in Good Order to our Service Office;
(2)the amount of the increase in the Face Amount must be at least $25,000;
(3)you must prove to us that the insured is insurable for any increase;
(4)the Contract must not be in default;
(5)you must pay an appropriate premium at the time of the increase;
(6)we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the change, we will send you new data pages for your Contract showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the Face Amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.
An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a select rating for a nonsmoker, which provides lower current cost of insurance rates.
Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, CDSL and transaction charges, Tabular Contract Fund, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation. We will tell you the amount of the required payment. You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. Therefore, before increasing the Face Amount, you should consult your own tax adviser and a Prudential representative.

GLOSSARY                                                      TABLE OF CONTENTS
If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.
In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the GAP of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in force for five years, although we reserve the right to continue to make this deduction thereafter. Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the CDSL will be determined as if there were two separate Contracts rather than one. Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new contract.
If you elect to increase the Face Amount, you will receive a right to cancel period to cancel the increase, not the entire Contract. Generally, you may exercise this right within 10 days after you receive the Contract with the increase or within 45 days after execution of the application for the increase, whichever is later. Charges deducted after the increase will be re-calculated as though no increase had been applied.
You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Fixed Rate Option at any time within two years after an increase in the Face Amount.
Decreases In the Face Amount
You have the option of decreasing the Face Amount without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the COI.
The following conditions must be met:
(1) the amount of the decrease must be at least $10,000;
(2) the Face Amount after the decrease must be at least equal to the minimum Face Amount applicable to your Contract; and
(3) if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new contract Data pages showing the new Face Amount, Tabular Contract Fund, Scheduled Premiums, charges, values, and limitations. A Contract is no longer eligible for the select rating if the Face Amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount. We will also reduce your Contract Fund by deducting a proportionate part of the CDSL and surrender charges, if any.
We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment Of Contract Benefits.
It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Prudential representative before requesting any decrease in the Face Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.
Any Prudential representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.

GLOSSARY                                                      TABLE OF CONTENTS
OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Accidental Death Benefit Rider	Provides a benefit amount that is payable if the insured’s death is accidental.	Optional
•The loss must be a direct result of accidental death or bodily injury that occurred on or after the Contract Date, no more than 90 days after the injury, and while the Contract is in force.
•Benefit will not be paid for any death or injury that is caused or contributed to by war or act of war.

Applicant's Waiver Of Premium Benefit Rider	Allows for premiums due on the Contract to be waived by the company in the event of the applicant's total disability or death during the Applicant's Waiver of Premium coverage period.	Optional
•Disability benefits under the Applicant's Waiver of Premium (AWP) benefit expire on the policy anniversary on or after the insured's 25th birthday.
•Modal premiums due on and after the policy anniversary on or after the insured's 25th birthday will not be waived by the Company.
•If the applicant recovers from disability prior to the policy anniversary on or after the insured's 25th birthday then the AWP disability status is removed and premiums will no longer be waived by the Company.
•Premiums and monthly charges for the AWP benefit expire (are no longer charged for) as of the contract anniversary on or after the insured's 24th birthday.

Child Level Term Rider	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
•Benefit payment is subject to all the provisions of the benefit and of the rest of this Contract.
•The phrase dependent child means the insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first Contract Anniversary after his or her 25th birthday; and either (3) is named in the application for this Contract and on the date of the application has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the application but before the child's 18th birthday.

Death Benefit Guarantee (lapse protection benefit)	Guarantees that Contract will not lapse as a result of unfavorable investment performance.	Standard
•The Contract will not lapse if the Scheduled Premiums are paid when due, you make no withdrawals and any Contract Debt does not exceed the Cash Surrender Value.
•If all premiums are not paid when due, the Contract will still not lapse as long as the Contract Fund is higher than the Tabular Contract Fund values found in your Contract.

Insured's Waiver Of Premium Benefit Rider	Provides for the waiver of Contract premiums while the insured is totally disabled.	Optional
•When we use the words disability and disabled in this benefit we mean total disability and totally disabled as defined in the rider.
•If the Insured becomes disabled on or after the first Contract Anniversary after his or her 65th birthday, we will not pay any Scheduled Premiums that fall due in that period of disability.
•We will not pay any Scheduled Premiums if the Insured becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the Contract Date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

GLOSSARY                                                      TABLE OF CONTENTS

Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Level Term Insurance Benefit On Life Of Insured Rider	Provides level term life insurance coverage on the life of the insured.	Optional
•Benefit payment is subject to all the provisions of the benefit and of the rest of this Contract.
•Conversion to another plan of insurance is subject to these conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this Contract to us to be endorsed. (3) We must have your request and the Contract at our Home Office while the Benefit is in force and before the end of its term period. The new contract will not take effect unless the premium for it is paid while the Insured is living and within 31 days after its Contract Date.

Level Term Insurance Benefit On Life Of Insured Spouse Rider	Provides level term life insurance coverage on the life of the insured's spouse.	Optional
•The phrase insured spouse means the Insured's spouse named in the application for this Contract.
•Conversion to another plan of insurance is subject to these conditions: (1) The amount we would have paid under this benefit if the insured spouse had died just before the Contract Date of the new contract must be large enough to meet the minimum for a new contract, as we describe under Contract Specifications (2) You must ask for the exchange in writing and in a form that meets our needs. (3) You must send this Contract to us to be endorsed. (4) We must have your request and the Contract at our Home Office while the benefit is in force and at least five years before the end of its term period.

Living Needs BenefitSM Rider	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is terminally ill or chronically ill.

Option To Purchase Additional Insurance On Life Of Insured Rider	This rider provides the right to buy more insurance on the Insured's life.	Optional
•Your right to buy the new contract will end on the 31st day after the normal option date. But this will not change your right to buy a new contract for any later normal or advance option date.
•Each time you buy a new contract for an advance option date, you will have used your right to buy a new contract for the next normal option date, if any, for which you could otherwise have bought one.

Renewable Term Insurance Benefit On Life Of Insured Rider	Provides renewable term life insurance coverage on the life of the insured.	Optional
•When we use the phrase renewal term period in the rider, we mean a term period for which this benefit may be renewed. Except as we state in the next sentence, a renewal term period will be for the same number of years that we show on page 3 for the term period of the benefit. But if a renewal term period begins on the Contract Anniversary when the Insured's Attained Age is 66, 67, 68 or 69, that renewal term period will be for the number of years between the Insured's Attained Age on that anniversary and age 70, a new contract for any later normal or advance option date.
•Conversion to another plan of insurance is subject to the following conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this Contract to us to be endorsed. (3) We must have your request and the Contract at our Home Office while this benefit is in force and not later than the Contract Anniversary when the Insured's Attained Age is 70.

GLOSSARY                                                      TABLE OF CONTENTS

Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Unscheduled Premium Benefit Rider	This rider provides the payment of unscheduled premiums described below into the Contract for you on the Scheduled Premium due dates while the Insured remains totally disabled.	Optional
•We will not pay any unscheduled premiums if the Insured becomes disabled from: (1) an injury he causes to himself, or she causes to herself, on purpose; or (2) sickness or injury due to service on or after the Contract Date in the armed forces of any country(ies) at war. The word war means declared or undeclared war and includes resistance to armed aggression.

VAL Custom Rider	Provides for a flexible term insurance benefit to Attained Age 95 on the life of the insured.	Optional
•Conversion to another plan of insurance is subject to the following conditions: (1) You must ask for the exchange in writing and in a form that meets our needs. (2) You must send this Contract to us to be endorsed. (3) We must have your request and the Contract at our Home Office while this rider is in force and not later than the second to occur of (a) the fifth Contract Anniversary; and (b) the Contract Anniversary on which the Insured's Attained Age is 65. (4) This Benefit amount will be reduced by the exchanged amount of term insurance and premiums will be reduced accordingly.

DEATH BENEFIT GUARANTEE
The Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:
•We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount.
•If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when your Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the Cash Surrender Value. See LAPSE AND REINSTATEMENT.
RIDERS
Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the account. Certain restrictions may apply; they are clearly described in the applicable rider form. All riders are only available at Contract issuance, except as noted.
Term insurance riders pay an additional death benefit if the insured dies within a stated number of years after issue. There are multiple variations of term insurance riders available on this product. These riders vary by benefit amount, term period, and premium schedule; similar term insurance riders may be available for the insured's spouse. Two variations of term insurance riders are described in this prospectus.
We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses. Some riders may not be available through all brokers and some riders are not available in conjunction with other riders, and certain restrictions may apply as set forth below. Some riders or features described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of material variations to riders and features that differ from the description contained in the prospectus. A Prudential representative can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider is an optional rider that provides an additional Death Benefit if the insured's death is accidental, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. We will pay the amount of this benefit that we show on the Contract data pages for the Insured's accidental loss of life but our payment is subject to all the provisions of the benefit and of the rest of this Contract. We will include in the proceeds of this Contract any payment under this benefit.

GLOSSARY                                                      TABLE OF CONTENTS
Prudential will pay an amount under this benefit subject to the following conditions: (1) We must receive due proof that the Insured's death was the direct result, independent of all other causes, of accidental bodily injury that occurred on or after the Contract Date (2) The death must occur (a) no more than 90 days after the injury; and (b) while the Contract is in force.
We show the premiums for this benefit in the Schedule of Premiums in the Contract data pages. From each premium payment, we make the deductions shown under Schedule of Deductions from Premium Payments in these pages and the balance is the invested premium amount which is added to the premium account and the Contract Fund.
The monthly charge for this benefit is deducted on each Monthly Date from the Contract Fund. The amount of that charge is included in the Schedule of Monthly Deductions from the Contract Fund in the Contract data pages.
This benefit will end on the earlier of: 1. the end of the last day of grace if the Contract is in default; it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; 2. the date the Contract is surrendered under its Cash Value Option, if it has one; and 3. the date the Contract ends for any other reason.
If you ask us in writing, and we agree, we will cancel the benefit as of the first Monthly Date on or after we receive your request. Contract premiums and monthly charges due then and later will be reduced accordingly.
Insured’s Waiver Of Premium Benefit Rider
The Waiver of Premium Benefit provides that, subject to the terms of the rider, Prudential will pay the Scheduled Premiums that fall due while the insured is totally disabled as defined in the rider provisions. However, the Contract may still lapse if the Contract Fund is not enough to support the current Contract Debt. We will stop paying Scheduled Premiums if: (1) disability ends; or (2) we ask for proof that the Insured is disabled and we do not receive it; or (3) we require that the Insured be examined and he or she fails to do so. If the insured is living and not disabled on or after the insured’s 65th birthday, the rider will expire and charges for the rider will end. This benefit is eligible for issue ages 0-59. The Waiver of Premium benefit does not apply to any charge amounts in excess of the Scheduled Premium in any year. This rider is optional.
Applicant's Waiver Of Premium Benefit Rider
The Applicant's Waiver of Premium ("AWP") is an optional supplementary benefit available only on juvenile contracts that, subject to the terms of the rider, allows for Scheduled Premiums due on the insured's Contract to be waived by Prudential in the event of the applicant's total disability or death during the AWP coverage period. Coverage ceases at the earlier of the insured’s Attained Age 25 or the Applicant’s Attained Age 65.
Child Level Term Rider
The Rider For Level Term Insurance Benefit On Dependent Children is an optional benefit that provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. We will pay an amount under this benefit if we receive due proof that a dependent child died: (1) before the term insurance provided by the benefit on his or her life ends; and (2) while this Contract is in force and not in default past the last day of the grace period. But our payment is subject to all the provisions of the benefit and of the rest of this Contract.
The phrase dependent child means the insured's child, stepchild or legally adopted child who: (1) has reached the 15th day of life; and (2) has not reached the first Contract Anniversary after his or her 25th birthday; and either (3) is named in the application for this Contract and on the date of the application has not reached his or her 18th birthday; or (4) is acquired by the Insured after the date of the application but before the child's 18th birthday.
We show the amount of term insurance under this benefit on the Contract data pages. The insurance on each dependent child's life will end on the earlier of: (1) the end of the day before the first Contract Anniversary after the child's 25th birthday; and (2) the end of the day before the first Contract Anniversary after the Insured's 65th birthday. This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; (2) the end of the day before the first Contract Anniversary after the Insured's 65th birthday; (3) the date the Contract is surrendered under its Cash Value Option, if it has one, or the paid-up insurance, if any, under the benefit is surrendered; and (4) the date the Contract ends for any other reason.
Level Term Insurance Benefit On Life Of Insured Rider
The Level Term Insurance Benefit On Life Of Insured is an optional rider that provides a fixed dollar benefit amount on the life of the insured. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Subject to the terms of the rider, Prudential will pay an amount under this benefit if we receive due proof that the insured died: (1) in the term period for the benefit; and (2) while this Contract is in force and not in default beyond the last day of the grace period. Any proceeds under this Contract that may arise from the insured's death will include this amount, but our payment is subject to all the provisions of the benefit and Contract. You may be able to convert this benefit for a new contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of: (1) the end of its term period; (2) the end of the last day of the grace period if the Contract is in default; it will not continue if either extended insurance or reduced paid-up insurance takes effect; (3) the end of the last day before the Contract Date of any other contract to which the benefit is converted or changed; (4) the date the Contract is surrendered under its Cash Surrender Value; and (5) the date the Contract ends for any other reason.

GLOSSARY                                                      TABLE OF CONTENTS
Level Term Insurance Benefit On Life Of Insured Spouse Rider
The Level Term Insurance Benefit On Life Of Insured Spouse is an optional rider that provides a fixed dollar benefit amount on the life of the Insured’s spouse. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Subject to the terms of the rider, Prudential will pay an amount under this benefit if we receive due proof that the insured spouse died: (1) in the term period for the benefit; and (2) while this Contract was in force and not in default beyond the last day of the grace period. We will pay this amount to the beneficiary for insurance payable upon the insured spouse's death, but our payment is subject to all the provisions of the benefit and of the rest of this Contract. The phrase insured spouse means the Insured's spouse named in the application for this Contract. You may be able to convert this benefit for a new contract of life insurance on the life of the insured spouse, without having to prove insurability.
This benefit will end on the earliest of: (1) the end of the last day of grace of a premium in default; it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; (2) the end of the last day before the Contract Date of any other Contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed; (3) the date the Contract is surrendered under its Cash Surrender Value or the paid-up insurance, if any, under the benefit is surrendered; and (4) the date the Contract ends for any other reason.
Living Needs BenefitSM Rider
The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. This rider may be added after Contract issuance, subject to our underwriting requirements.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value. One or both of the following options may be available. You should consult with a Prudential representative about whether additional options may be available.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.
The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more. When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: male, 25 Contract Date: 12/20/1992 Face Amount: $200,000			Underwriting Classification: preferred best Claim Date: 12/20/2031 Death Benefit Option: Type A (fixed)
These hypothetical examples assume a (1) Death Benefit of $200,000, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
% of Death Benefit accelerated:		100%	50%	100%	50%
Accelerated Death Benefit payment:		$191,259	$95,554	$162,781	$81,315
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Face Amount:	$200,000	$0	$100,000	$0	$100,000

GLOSSARY                                                      TABLE OF CONTENTS

Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$198,960	$0	$99,480	$0	$99,480
Contract Fund:	$12,201	$0	$6,100	$0	$6,100
Surrender charge:	$0	$0	$0	$0	$0
Cash value:	$11,161	$0	$5,580	$0	$5,580
Cash Surrender Value:	$11,161	$0	$5,580	$0	$5,580
Annual premium:	$1,868	$0	$934	$0	$934
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 65, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Option To Purchase Additional Insurance On Life Of Insured Rider
You have the right under this rider to purchase more insurance on the Insured's life without having to prove insurability. You may do this for certain normal option dates and advance option dates, as set forth in the benefit provision. The new contract you purchase will be in the same rating class as this Contract.
If the rider benefit amount is less than $25,000, the new contract may be a Life Paid Up at Age 85 Contract issued by The Prudential Insurance Company of America, with a minimum Face Amount of $10,000, but not greater than the benefit amount. If the rider benefit amount is $25,000 or more, the new contract can be a Life Paid Up at Age 85 Contract, as described above, or a life insurance Contract regularly being issued by Pruco Life at that time, with a minimum Face Amount of $25,000, but not greater than the benefit amount.
This benefit will end on the earliest of: (1) the end of the last day of grace if the Contract is in default, (2) the 31st day after the Contract Anniversary on which the Insured's Attained Age is 52, (3) the date the Contract is surrendered under its Cash Surrender Value, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office. This rider is optional.
Renewable Term Insurance On Insured Rider
The Rider for Renewable Term Insurance Benefit on Life of Insured provides guaranteed level death benefit coverage on the life of the insured. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. Subject to the terms of the rider, Prudential will pay an amount under this benefit if we receive due proof that the Insured died: (1) in the term period or in any renewal term period for the benefit; and (2) while this Contract is in force and not in default past its days of grace. Any proceeds under this Contract that may arise from the Insured's death will include this amount. But our payment is subject to all the provisions of the benefit and of the rest of this Contract.
We show the amount of term insurance under this benefit on the Contract data pages. We also show the term period for the benefit there. It starts on the Contract Date that we show on the first page. You may renew this benefit at the end of either its term period or a renewal term period. You may be able to exchange this benefit for a new contract of life insurance on the Insured's life. In any of these paragraphs, when we use the phrase new contract we mean the contract for which the benefit may be exchanged. You will not have to prove that the Insured is insurable.
This benefit will end on the earliest of. 1. the end of the last day of grace if the Contract is in default; it will not continue if a benefit takes effect under any Contract value options provision that may be in the Contract; 2. the date the Contract is surrendered under its Cash Value Option, if it has one; 3. the end of the last day before the Contract Date of any other Contract (a) for which the benefit is exchanged, or (b) to which the benefit is changed; 4. the end of the day that is the first Contract Anniversary after the Insured's 75th birthday; and 5. the date the Contract ends for any other reason.
Unscheduled Premium Benefit Rider
Under this rider we will pay the unscheduled premiums into the Contract for you on the Scheduled Premium due dates while the Insured remains totally disabled, as defined in the benefit provision. But this is subject to all the provisions of this benefit and of the rest of this Contract.
If the Insured becomes disabled, we will pay an unscheduled premium on each Scheduled Premium due date that occurs while the Insured remains disabled and prior to the first Contract Anniversary following his or her 65th birthday. In determining whether a due date occurs we will use the Scheduled Premium frequency in effect when the Insured becomes disabled. The total amount of unscheduled premiums we will pay in a Contract Year (the annual benefit amount) is described below.

GLOSSARY                                                      TABLE OF CONTENTS
The amount of each unscheduled premium we pay will depend on the frequency with which Scheduled Premiums are due. If the Scheduled Premiums are due annually, each unscheduled premium we pay will equal the benefit amount. If the Scheduled Premiums are due other than annually, each unscheduled premium payment will be correspondingly smaller.
This benefit will end on the earliest of: 1. the end of the last day of grace if the Contract is in default; it will not continue if a benefit takes effect under any Contract value option provision that may be in the Contract; 2. the end of the day before the first Contract Anniversary following the Insured's 65th birthday; 3. the date the Contract is surrendered under its Cash Value Option, if has one; 4. the Contract Anniversary on which the annual benefit amount is deemed to be zero, as described under Annual Benefit Amount; and 5. the date the Contract ends for any other reason.
VAL Custom Rider
The VAL Custom Rider provides a flexible term insurance benefit on the life of the insured. You will choose a schedule of rider Death Benefit amounts for the life of the Contract. You may change the Schedule of Benefit Amounts once each Contract Year, while this rider is in force, subject to certain conditions in the rider. The last change allowed is on the Policy Anniversary prior to the insured's Attained Age 70.
We show the premiums for this rider on the Contract data pages. The monthly charge for this rider is deducted on each Monthly Date from the Contract Fund.
The rider is effective to the insured's Attained Age 95 and will end on the earliest of: 1. the end of the last year for which a benefit is shown in the Schedule of Benefit Amounts; 2. the end of the last day before the Contract Date of any other contract for which the term insurance under this benefit is exchanged or changed; but this applies only if the amount of term insurance left under the benefit after the exchange or change is less than the minimum allowed by our rules; 3. the end of the last day of grace if the Contract is in default: 4. the date the Contract is surrendered under its Cash Value Option, if it has one; and 5. the date the Contract ends for any other reason.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, higher minimums applied to insureds over the age of 75 and lower premiums are applied to insureds 14 years of age or less ("juveniles"). Most contracts were issued on insureds below the age of 81. For Contracts with an application date before May 14, 1991, the minimum initial guaranteed Death Benefit is $50,000 for adults and $33,333 for juveniles. For Contracts with an application date on and after May 14, 1991 and prior to May 1, 1999, the minimum initial guaranteed Death Benefit is $60,000 for adults and $40,000 for juveniles. For Contracts with an application date on or after May 1, 1999, the minimum initial Death Benefit is $75,000 for adults and $50,000, which will increase by 50% at age 21.
You could have applied for a minimum initial guaranteed Death Benefit of $75,000; before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Nonsmokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

GLOSSARY                                                      TABLE OF CONTENTS
PREMIUMS
Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi‑annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year. The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.
You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.
Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum Contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be.
A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment Of Contract Benefits.
If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher Cash Surrender Value and Death Benefit than if the same premium had been paid under a Contract with the same Death Benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse and could also have lower Cash Surrender Values.
You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.
Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit. The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.
Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract Anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.
Allocation Of Premiums
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Prudential Variable Appreciable Account and the Allocation Of Premiums sections.
On the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted. The remainder of the initial premium will be allocated among the Variable Investment Options and the Fixed Rate Option according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

GLOSSARY                                                      TABLE OF CONTENTS
After the Contract Date, we deduct a $2 administrative charge and the charge for taxes attributable to premiums from each subsequent premium payment. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
Transfers And Restrictions On Transfers
If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, or to the Fixed Rate Option, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary. The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary. Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for the Variable Investment Option advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the the Variable Investment Option to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a the Variable Investment Option (e.g., by the the Variable Investment Option’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the adviser believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will notify you as soon as reasonably possible at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect the Variable Investment Option performance to the disadvantage of other Contract Owners.
In addition, Contract Owners who own variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners.
The Variable Investment Options have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Variable Investment Options describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners

GLOSSARY                                                      TABLE OF CONTENTS
who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Variable Investment Options may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Variable Investment Options in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Variable Investment Options (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Variable Investment Options.
The Variable Investment Options may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Variable Investment Option determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Variable Investment Option and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Variable Investment Option has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Government Money Market Subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Government Money Market Subaccount and the Fixed Rate Option. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.
When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.
Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the NYSE is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Government Money Market Subaccount. Currently there is no charge for using the DCA feature.
Processing And Valuing Transactions
Prudential is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Prudential will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

GLOSSARY                                                      TABLE OF CONTENTS
CONTRACT VALUES
How a Contract’s Cash Surrender Value Will Vary
The Cash Surrender Value (taking into account the CDSL and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Service Center. The Contract’s Cash Surrender Value on any date will be the Contract Fund less any CDSL and transaction charges, if any, and less any Contract Debt. The Contract Fund changes daily, reflecting:
(1) increases or decreases in the value of the Variable Investment Options;
(2) interest credited on any amounts allocated to the Fixed Rate Option; and
(3) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund also changes to reflect the receipt of premium payments after any charges are deducted and monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible that the Cash Surrender Value could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.
Loans
You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option taking into account any prior loans. The minimum loan amount you may borrow at any one time is $200, unless the proceeds are used to pay premiums on your Contract.
At Contract issue, you may choose one of two interest rate options. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; and (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2022 ranged from 3.25% to 5.74%.
Interest payments on any loan are due at the end of each Contract Year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.
When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.
•While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.
•While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year. If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.
A loan will not affect the amount of the premiums due. If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.
A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing. If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal. Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

GLOSSARY                                                      TABLE OF CONTENTS
The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Option. The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.
If you fail to keep the Contract in force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:
(a)We must receive a request for the withdrawal in Good Order at our Service Office.
(b)The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund for the new Face Amount. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in force.)
(c)The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)You may make no more than four withdrawals in each Contract Year.

There is an administrative processing fee for each withdrawal in an amount up to $15. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.
Under a Form A Contract, the Face Amount is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in the data pages of your Contract. If a withdrawal is made before the end of the 10th Contract Year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based upon the percentage reduction in the Face Amount. Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.
It is important to note that, if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your financial professional. See Tax Treatment Of Contract Benefits.
Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly. Neither the Face Amount nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
Surrender Of a Contract
You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its Cash Surrender Value; the other is continued in force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount. You will be given a new contract document. The Cash Surrender Value and the guaranteed minimum Death Benefit of the new contract will be proportionately reduced. The reduction is based upon the Face Amount. The Face Amount must be at least equal to the minimum Face Amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.
To surrender your Contract, we may require you to deliver or mail the following items, in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment Of Contract Benefits and Surrender Charge.

GLOSSARY                                                      TABLE OF CONTENTS
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to Prudential by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. However, we may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).
If we do not receive instructions on where to send the Death Benefit within 5 years (or less where required by state law) of the date of death, the funds will be escheated.
LAPSE AND REINSTATEMENT
If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in force even if the investment results of that Contract's Variable Investment Options have been so unfavorable that the Contract Fund has decreased to zero or less.
In addition, even if a Scheduled Premium is not paid, the Contract will remain in force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund on the next Monthly Date. (A Table of Tabular Contract Fund is included in the Contract; the values increase with each year the Contract remains in force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.
However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in force, the Contract will go into default. Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in force on a premium paying basis. This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed contract.
Generally, for Contracts issued before September 1, 1988, a Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. Please refer to your Contract for exact dates. For Contracts issued after September 1, 1988, a Contract that has lapsed may be reinstated within five years from the date of default unless the Contract has been surrendered for its Cash Surrender Value. To reinstate a lapsed contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.
If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.
Options On Lapse
If your Contract does lapse, it will still provide some benefits. You can receive the Cash Surrender Value by making a request of Prudential’s prior to the end of the 61 day grace period. You may also choose one of the three options described below for which no further premiums are payable.
1.Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date. The amount will not change while the insurance stays in force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a Cash Surrender Value, but no loan value.
Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid‑up insurance will be the automatic benefit provided on lapse.
2.Variable Reduced Paid‑Up Insurance. Variable reduced paid‑up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the CDSL, administrative charges, and Contract Debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum Death Benefit. Aside from this guarantee, the Cash Surrender Value and the amount of insurance will

GLOSSARY                                                      TABLE OF CONTENTS
vary with investment performance in the same manner as the paid‑up Contract described earlier. Variable reduced paid‑up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid‑up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
As explained above, variable reduced paid‑up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid‑up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid‑up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid‑up insurance is the automatic benefit upon lapse.
3.Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a Cash Surrender Value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment Of Contract Benefits.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
•you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
•the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts

GLOSSARY                                                      TABLE OF CONTENTS
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
• Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Contracts owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

GLOSSARY                                                      TABLE OF CONTENTS
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Contracts must satisfy the minimum Face Amount requirements outlined in the Contract and can never be less than $10,000. Increases and decreases of the Face Amount may be allowed under the terms of the Contract and must be in minimum increments of $10,000. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Contracts issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $434,967,961 in 2022, $530,878,935 in 2021, and $434,196,019 in 2020. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the Scheduled Premium. The Scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.
Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
If the Face Amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of

GLOSSARY                                                      TABLE OF CONTENTS
premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or the Prudential Companies offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or the Prudential Companies.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2022) that received payment or accrued a payment amount with respect to variable product business during 2022 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2022 were $0.49 and $40,536,701.06, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or the Prudential Companies may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Prudential and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the Contract Owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account, Prudential’s ability to meet our obligations under the Contracts or Pruco Securities’ ability to perform its obligations with respect to the distribution of the Contracts. For more information, see the financial statements of Prudential in the statement of additional information.
FINANCIAL STATEMENTS
Our audited financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
Prudential has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, by telephoning 202-551-8090, or by emailing PublicInfo@SEC.gov, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Prudential delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

GLOSSARY                                                      TABLE OF CONTENTS
APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Specialty	AST Cohen & Steers Realty Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Cohen & Steers Capital Management, Inc.	1.08%^	(25.36)%	5.30%	7.39%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.74%^	(18.80)%	6.09%	8.96%
Specialty	PSF Natural Resources Portfolio (Class I) - PGIM Investments LLC / T. Rowe Price Associates, Inc.	0.49%^	22.04%	9.30%	2.15%
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.57%	(14.70)%	4.49%	6.65%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.61%^	(14.70)%	4.73%	7.80%
Fixed Income	PSF PGIM Government Income Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.49%	(13.45)%	(0.74)%	0.53%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	1.39%	1.03%	0.58%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.57%^	(11.24)%	3.34%	4.73%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	(25.10)%	7.36%	10.61%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.62%	(37.60)%	8.39%	13.09%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	(7.89)%	6.73%	9.28%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.43%	(14.81)%	0.30%	1.98%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	(16.37)%	5.55%	10.52%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	(18.34)%	9.11%	12.25%
^The Fund’s annual current expense reflects temporary fee reductions.
A-i

GLOSSARY                                                      TABLE OF CONTENTS
APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CA	Accidental Death Benefit Rider	The following condition is deleted: (a) no more than 90 days after the injury.
CA	Living Needs BenefitSM Rider (applicable to rider form number ORD 87241-2016 CA)
The Nursing Home Option is not available.
The description of the Living Needs BenefitSM Rider is modified to replace the Terminal Illness Option paragraph (second paragraph) with the following:
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a Licensed Physician certifies the insured as Terminally Ill with a life expectancy of 12 months or less. When that evidence is provided and confirmed by us, we will pay as a Living Needs BenefitSM an accelerated payment of the entire adjusted Death Benefit or a one-time payment of a partial amount.

CO	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.
Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.
Certification of Terminal Illness can be performed by a Licensed Physician or Advanced Practice Registered Nurse for benefits to be paid.
The following sentence is deleted:
“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”
The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

KY	Variable Loan Rate Option	Not available.
MA	Accidental Death Benefit Rider	Not available.
MA	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
MA	Unisex Rates	Unisex rates may apply.
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MT	Unisex Rates	Unisex rates may apply.
ND	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
NY	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
NY	Val Custom Rider	The rider is effective to the insured's Attained Age 70.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following condition is deleted: (a) no more than 90 days after the injury.
SC	Loans
If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine on each January 1st and on each July 1st for each Contract Year that starts on or after that January 1st and that July 1st, respectively (instead of at the fixed 5.5% rate).

A-ii

GLOSSARY                                                      TABLE OF CONTENTS

WA	Living Needs BenefitSM Rider	Not available.
WA	Rider For Insured's Accidental Death Benefit	The following condition is deleted: (a) no more than 90 days after the injury.
A-iii

GLOSSARY                                                      TABLE OF CONTENTS
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.
Contract - The individual variable life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date - The date the Contract is issued, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.
Face Amount - The amounts of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as the "fixed investment option."
Fund/Portfolio - These are terms that may be used interchangeably and represent the underlying investments held in the Account.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Internal Revenue Code - The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Issue Age - The insured's age as of the Contract Date.
Monthly Date - The Contract Date and the same date in each subsequent month.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Scheduled Premiums - The amounts set forth in your Contract which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.
Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called The Prudential Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of the general assets of The Prudential Insurance Company of America. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Fund.
Tabular Contract Fund - a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.
The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.
B-i

GLOSSARY                                                      TABLE OF CONTENTS
To Learn More About Variable Appreciable Life®

The statement of additional information (SAI) is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 33-20000. The SAI contains additional information about The Prudential Variable Appreciable Account.
The SEC maintains a website (http://www.sec.gov) that contains the Variable Appreciable Life® SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000002100
Investment Company Act of 1940, Registration No. 811-05466.

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2023.
The Prudential Variable Appreciable Account (the "Account")
The Prudential Insurance Company of America

Variable Appreciable Life ®
VARIABLE LIFE INSURANCE CONTRACTS
This statement of additional information is not a prospectus. Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Variable Appreciable Life®Contracts. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255. You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
The defined terms used in this statement of additional information are as defined in the prospectus.
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a stock life insurance company founded on October 13, 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.
Control Of The Prudential Insurance Company of America
Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

Prudential is parent to Pruco Life Insurance Company (“Pruco Life”) and Pruco Life is parent to Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
State Regulation
Prudential is subject to regulation and supervision by the Department of Banking and Insurance of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third-Party Administration Agreements
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $916,094 in 2022, $983,150 in 2021, and $1,056,328 in 2020 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In
1

addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Sales To Persons 14 Years Of Age Or Younger
Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default. The Death Benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract Owner should consult with a Prudential representative before making unscheduled premium payments.
Paying Premiums by Payroll Deduction
In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum Death Benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.
2

We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Reduction Of Charges For Concurrent Sales To Several Individuals
Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:
(1)the number of individuals;
(2)the total amount of premium payments expected to be received from these Contracts;
(3)the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.
Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract Owners.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences
3

(national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2022) that received payment or accrued a payment amount with respect to variable product business during 2022. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2022 were $0.49 and $40,536,701.06, respectively.
Name of Firms:
ACP INVESTMENTS LLC, AEGIS CAPITAL CORPORATION, AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP - ALLIANCE GLOBAL PARTNERS, AGP ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EQUITY INVESTMENT CORPORATION, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARETE WEALTH MANAGEMENT LLC, ARKADIOS CAPITAL LLC, ARKADIOS CAPITAL PARTNERS, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE AGENCY LLC, AVANTAX INSURANCE SERVICES INC, AVANTAX INVESTMENT SERVICES INC, AVISEN SECURITIES INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BAIRD INSURANCE SERVICES INCORPORATED, BAIRD INSURANCE SERVICES, INC, BAIRD INSURANCE SERVICES, INC., BANCWEST INVESTMENT SERVICES INC, BANCWEST INVESTMENT SERVICES, INC, BANCWEST INVESTMENT SERVICES, INC., BCG SECURITIES INC, BENCHMARK INVESTMENTS LLC, BENCHMARK INVESTMENTS, INC., BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARD & COMPANY INC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BILL FEW ASSOCIATES INC, BOK FINANCIAL SECURITIES INC, BRIGHTON SECURITIES CORP, BRODMAN, ADAM, J, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CABOT LODGE SECURITIES, LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CANTELLA INSURANCE AGENCY INC, CAPFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTER STREET SECURITIES INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS, CETERA ADVISOR NETWORKS, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA ADVISORS, LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CETERA INVESTMENTS SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COASTAL EQUITIES INSURANCE AGENCY, COASTAL EQUITIES INSURANCE AGENCY INC, COMERICA INSURANCE SERVICES INC, COMERICA SECURITIES INC, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICE, CPS FINANCIAL & INSURANCE SERVICES, CPS FINANCIAL & INSURANCE SERVICES INC, CREATIVEONE SECURITIES LLC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CSFG INSURANCE AGENCY INC, CUSO FINANCIAL SERVICES LP, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON & CO, D A DAVIDSON AND COMPANY INC, DAI SECURITIES, LLC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DFPG INVESTMENTS INC, DORSEY & COMPANY INC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EF LEGACY SECURITIES LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITABLE ADVISORS LLC, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXCEL SECURITIES AND ASSOC INC, EXECUTIVE INS AGENCY INC, EXECUTIVE INSURANCE AGENCY INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST PALLADIUM, LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FIRST REPUBLIC SECURITIES COMPANY, LLC,FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC, GWN SECURITIES INC., H&R BLOCK FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL LLC, HALLIDAY FINANCIAL, LLC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HERBERT J SIMS CAPITAL MANAGEMENT, HIGHTOWER SECURITIES LLC, HIGHTOWER SECURITIES, LLC, HILLTOP SECURITIES INC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HORNOR TOWNSEND AND KENT INC, HSBC INSURANCE AGENCY USA INC, HSBC SECURITIES USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, IBN FINANCIAL SERVICES INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL AGENCY, INDEPENDENCE CAPITAL CO INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC,INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES
4

CORPORATION, INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, INVICTA CAPITAL LLC, ISI INSURANCE AGENCY INC (R SIMARD), J ALDEN ASSOCIATES INC, J W COLE FINANCIAL INC, J W COLE FINANCIAL SERVICES INC, J W COLE INSURANCE SERVICES INC, J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JK FINANCIAL SERVICES INC, JP MORGAN SECURITIES LLC, JW COLE FINANCIAL INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSWOOD CAPITAL PARTNERS LLC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEBENTHAL FINANCIAL SERVICES INC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES AGCY INC, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC, M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MML INSURANCE AGENCY, MML INVESTORS SERVICES, MML INVESTORS SERVICES, LLC, MODERN CAPITAL SECURITIES INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MOORS AND CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MS HOWELLS & CO, MSC OF TX INC, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL INVESTMENT SERVICES LLC, NEW PENFACS INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NEXT FINANCIAL INSURANCE SERVICES, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPA INSURANCE AGENCY INC, NPB FINANCIAL GROUP LLC, NW MUTUAL INVESTMENT SERVICES, NY LIFE SECURITIES, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OAK RIDGE FINANCIAL SERVICES GROUP THE, OBERLIN FINANCIAL INTERNATIONAL LLC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEAK BROKERAGE SERVICES LLC, PENSIONMARK SECURITIES LLC, PEOPLES SECURITIES INC, PHX FINANCIAL INC, PINNACLE INVESTMENTS LLC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE CLIENT SERVICES, LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN AND STERLING INVESTMENTS, PURSHE KAPLAN STERLING INS, RADCLIFFE, ELLEN, PATRICIA,RAYMOND JAMES & ASSOC, RAYMOND JAMES & ASSOCIATES, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS FINANCIAL GROUP LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO. INCORPORATED, ROCKEFELLER CAPITAL MGMT INS SVCS LLC, ROCKEFELLER CAPITAL MGMT INS SVS LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL, SAGEPOINT FINANCIAL INC, SAGEPOINT FINANCIAL, INC., SAN BLAS SECURITIES LLC, SANCTUARY SECURITIES INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SAYBRUS EQUITY SERVICES LLC, SAYBRUS PARTNERS EQUITY SERVICES INC, SAYBRUS PARTNERS INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SFA INSURANCE SERVICES INC, SICOR SECURITIES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SII INVESTMENTS IN, SIMPLICITY FINANCIAL INVESTMENT SERVICES, SIMPLICITY FINANCIAL INVESTMENT SERVICES INC, SMITH BROWN & GROOVER INC, SMITH MOORE & CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST FINANCIAL INS AGY INC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, SPIRE INSURANCE AGENCY LLP, ST. BERNARD FINANCIAL SERVICES INC, ST. BERNARD FINANCIAL SERVICES, INC,STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STEWARD PARTNERS GLOBAL ADVISORY LLC, STEWARD PARTNERS INVESTMENT SOLUTIONS LLC, STIFEL INDEPENDENT ADVISORS LLC, STIFEL NICHOLAS INS AGENCY INC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, STIFEL NICOLAUS & CO, STIFEL NICOLAUS AND CO INC, SUMMIT BROKERAGE SERVICES, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TBS AGENCY, INC., TBS AGENCY, INS., TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRIAD INSURANCE, INC., TRUIST INVESTMENT SERVICES INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, U.S. BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES, UMB INSURANCE INC,UNIONBANC INVESTMENT SERVICES LLC, UNITED BROKERAGE SERVICES INC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, US BANCORP INVESTMENT INC, USA FINANCIAL SECURITIES CORP, VALIC FINANCIAL ADVISORS INC, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VARIABLE CONTRACT AGENCY LLC, VERITAS INDEPENDENT PARTNERS LLC, VOYA FINANCIAL ADVISORS INC, WEALTH MANAGEMENT RESOURCES INC, WEH INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WENTWORTH FINANCIAL PARTNERS LLC, WESBANCO SECURITIES INC, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINTRUST INVESTMENTS LLC, WJ LYNCH INS AGENCY, WOODBURY FIN SERVICES INC, WORLD EQUITY GROUP, WORLD FINANCIAL GROUP INS AGCY INC, WORLD FINANCIAL GROUP INSURANCE, WORLD FINANCIAL GROUP INSURANCE AGENCY LLC, WORLD FINANCIAL GRP INS AGENCY OF MA INC, WORLD GROUP FINANCIAL INSURANCE, WORTH FINANCIAL GROUP INC.
5

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of each of the subaccounts of The Prudential Variable Appreciable Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 13, 2023 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the statutory financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.
The financial statements of The Prudential Variable Appreciable Account and of the Prudential Insurance Company of America are hereby incorporated by reference to Form N-VPFS dated April 13, 2023.
6

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number Description Of Exhibit

(a)	Board of Directors Resolution:
	(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 5)

(b)	Custodian Agreements:
Not applicable.

(c)	Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities LLC and The Prudential Insurance Company of America. (Note 5)
	(ii)	Agreement between Pruco Securities LLC and independent brokers with respect to the Sale of the Contracts. (Note 5)
	(iii)	Schedules of Sales Commissions. (Note 5)

(d)	Contracts:
	(i)	Variable Appreciable Life Insurance Contracts with Fixed Death Benefit For Use In New Jersey and Domicile Approval States - VALA--88. (Note 1)
	(ii)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit For Use In New Jersey and Domicile Approval States VALB--88. (Note 1)
	(iii)	Variable Appreciable Life Insurance Contracts with Fixed Death Benefit For Use In Non-Domicile Approval States - VALA--88 . (Note 1)
	(iv)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit For Use In Non-Domicile Approval States - VALB--88. (Note 1)
	(v)	Applicant's Waiver of Premium Benefit - AL 150B (Note 1)
	(vi)	Convertible Term Insurance Benefit on Life of Insured Spouse - AL 450 B-96 (Note 1)
	(vii)	Decreasing Term Insurance Benefit on Life of Insured - AL 130 B-96 (Note 1)
	(viii)	Decreasing Term Insurance Benefit on Life of Insured Spouse - AL 181 B-96 (Note 1)
	(ix)	Election of Variable Reduced Paid-up Insurance - ORD 86329-88 (Note 1)
	(x)	Exclusion for War Risk - ORD 86327-88 (Note 1)
	(xi)	Exclusion of Aviation Risk - ORD 86325-88 (Note 1)
	(xii)	Exclusion of Military Aviation Risk - ORD 86326-88 (Note 1)
	(xiii)	Insured’s Waiver of Premium Benefit - AL 100B (Note 1)
	(xiv)	Insured's Accidental Death Benefit - AL 110B (Note 1)
	(xv)	Interim Term Insurance Benefit - AL 160 B (Note 1)
	(xvi)	Lack of Evidence of Insurability on a Child - ORD 86310-88 (Note 1)
	(xvii)	Level Premium Option - ORD 88705-92 (Note 1)
	(xviii)	Level Term Insurance Benefit on Dependent Children - AL 182 B-98 (Note 1)
	(xix)	Level Term Insurance Benefit on Dependent Children - form Term Conversions or Attained Age Change - AL 185 B-98 (Note 1)
	(xx)	Level Term Insurance Benefit on Dependent Children - from Term Conversions - AL 184 B-98 (Note 1)
	(xxi)	Level Term Insurance Benefit on Life of Insured (10 & 20 yrs) - AL 131 D (Note 1)
	(xxii)	Level Term Insurance Benefit on Life of Insured Spouse - AL 186 D (Note 1)
	(xxiii)	Level Term Insurance Benefit on Life of Insured--Premium Increases Annually ("AIPT rider") - AL 188 E (Note 1)
	(xxiv)	Living Needs Benefit Rider - ORD 87241-89 (Note 1)
	(xxv)	Modification of Incontestability and Suicide Provisions -ORD 86311-88 (Note 1)

	(xxvi)	Modifying Waiver of Premium Benefit - ORD 86312-88 (Note 1)
	(xxvii)	Non-convertible Term Insurance Benefit on Life of Insured Spouse - AL 451 B-96 (Note 1)
	(xxviii)	Option to Exchange Policy - ORD 86306-88 (Note 1)
	(xxix)	Option to Purchase Additional Insurance on Life of Insured - AL 140 C (Note 1)
	(xxx)	Payment of Unscheduled Premium Benefit - ORD 88966-93 (Note 1)
	(xxxi)	Reduced Paid-up Insurance - ORD 86328-88 (Note 1)
	(xxxii)	Renewable Term Insurance Benefit on Life of Insured - AL 187 B (Note 1)
	(xxxiii)	Renewable Term Insurance Benefit on Life of Insured Spouse - AL 189 D (Note 1)
	(xxxiv)	Scheduled Term Insurance Benefit on Life of Insured - AL 193 (Note 1)
	(xxxv)	Term Insurance Benefit on Life of Insured - convertible ("Level term rider ("Level Term Rider") - AL 400 B-96 (Note 1)
	(xxxvi)	Term Insurance Benefit on Life of Insured non - convertible ("Level term rider ("Level Term Rider") - AL 401 B-96 (Note 1)
	(xxxvii)	Term Insurance Benefit on Life of Insured - Premiums Increase Annually ("ART Rider") -AL 402 B-96 (Note 1)
	(xxxviii)	Term Insurance Benefit on Life of Insured—Decreasing Amount After Three Years - AL 136 B (Note 1)
	(xxxix)	Terminate a Supplementary Benefit Rider - ORD 86313--88. (Note 1)
	(xl)	Endorsement for Home Office - COMB 86184-88 (Note 1)
	(xli)	Endorsement altering the Assignment provision - ORD 89224-94 (Note 1)
	(xlii)	Endorsement defining Insured Spouse - ORD 86308-88 (Note 1)
	(xliv)	Endorsement defining Ownership and Control of the Contract - ORD 86309-88 (Note 1)
	(xlv)	Endorsement for Altering List of Investment Options - ORD 89224-94
	(xlvi)	Endorsement issued in connection with Non-Smoker Qualified Contracts - ORD 86303-88 (Note 1)
	(xlvii)	Endorsement issued in connection with Smoker Qualified Contracts - ORD 86304-88 (Note 1)
	(xlviii)	Endorsement showing Basis of Computation for Non-Smoker Contracts - ORD 86185-88 (Note 1)
	(xlix)	Endorsement showing Basis of Computation for Smoker Contracts - ORD 86203-88 (Note 1)

(e)	Applications:
	(i)	Application Form. (Note 5)
	(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 5)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 12)
	(ii)	By‑laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 5)

(g)	Reinsurance Contracts:
	(i)	Agreement between Prudential and Pruco Life. (Note 3)
	(ii)	Agreement between Prudential and Pruco Life of New Jersey. (Note 3)

(h)	Participation Agreements:
	(i)	Participation Agreement between Prudential and Prudential Series Fund. (Note 11)
	(ii)	Shareholder Agreement (22c-2 Agreement) between Prudential and Prudential Series Fund. (Note 11)
	(iii)	Participation Agreement between Prudential and Advanced Series Trust (formerly American Skandia Trust). (Note 13)
	(iv)	Amendment to the Participation Agreement between Prudential and Advanced Series Trust. (Note 13)

(i)	Administrative Contracts:
	(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
	(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 10)

(j)	Other Material Contracts:
Not applicable.

(k)	Legal Opinion:
Opinion and Consent of Jordan K. Thomsen, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion:
Not applicable.

(m)	Calculation:
Not applicable.

(n)	Other Opinions:
(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii) Powers of Attorney: R. Axel, G. Casellas, R. Falzon, M. Hund-Mejean, W. Jones, K. Krapek, P. Lighte, C. Lowrey, S. Pianalto, C. Poon, D. Scovanner, K. Tanji, M. Todman (Note 1)

(o)	Omitted Financial Statements:
Not applicable.

(p)	Initial Capital Agreements:
Not applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e‑3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed‑benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

(r)	Form of Initial Summary Prospectuses:
Not applicable.

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 28 to this Registration Statement, filed April 26, 2005 on behalf of The Prudential Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 30 to this Registration Statement, filed April 18, 2007 on behalf of The Prudential Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 32 to this Registration Statement, filed April 21, 2009 on behalf of The Prudential Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, filed April 13, 2010 on behalf of The Prudential Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 34 to this Registration Statement, filed April 12, 2011 on behalf of The Prudential Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 10, 2014 on behalf of The Prudential Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 41 to Form Registration No. 033-20000, filed April 10, 2018, on behalf of the Pruco Life Variable Universal Account
(Note 12)	Incorporated by reference to Registration Statement Form S-1, Registration Statement 333-158228 filed April 27, 2009 on behalf of The Prudential Variable Contract Real Property Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 16, 2021, on behalf of The Prudential Variable Appreciable Account.
Item 31. Directors and Officers of Prudential
The directors and officers of Prudential, listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

Name and Principal Business Address	Positions and Offices with Prudential
LUCIEN A. ALZIARI	Executive Vice President and Chief Human Resources Officer
DARIN A. ARITA	Senior Vice President
ROBERT D. AXEL	Senior Vice President, Controller and Principal Accounting Officer
MICHAEL BAKER	Senior Vice President
GILBERT F. CASELLAS	Director
MEYRICK DOUGLAS	Senior Vice President and Chief Risk Officer
JOSEPH D. EMANUEL	Senior Vice President, Chief Ethics and Compliance Officer
ROBERT M. FALZON	Director and Vice Chairman
CAROLINE FAULKNER	Senior Vice President
CAROLINE A. FEENEY	Executive Vice President and Head of U.S. Businesses
ALAN M. FINKELSTEIN	Senior Vice President
MARGARET M. FORAN	Senior Vice President, Corporate Secretary, Chief Governance Officer
YANELA C. FRIAS	Senior Vice President
STACEY GOODMAN	Executive Vice President and Chief Information Officer
JONATHAN HARRIS	Senior Vice President
BRADFORD HEARN	Senior Vice President
SALENE HITCHCOCK-GEAR	Senior Vice President
RICHARD G. HUMMERS	Senior Vice President
MARTINA HUND-MEJEAN	Director
SUSAN JOHNSON	Senior Vice President
WENDY E. JONES	Director

ANN M. KAPPLER	Executive Vice President and General Counsel
KARL J. KRAPEK	Director
PETER R. LIGHTE	Director
CHARLES F. LOWREY	Director, Chairman, President and Chief Executive Officer
ROBERT MCLAUGHLIN	Vice President and Head of Investor Relations
NANDINI MONGIA	Senior Vice President, Treasurer
CECILIA ORCHARD	Senior Vice President and Chief Auditor
SANDRA PIANALTO	Director
CHRISTINE A. POON	Director
LATA N. REDDY	Senior Vice President
HORAKI SAKAMOTO	Senior Vice President
TIMOTHY L. SCHMIDT	Senior Vice President, Chief Investment Officer
DOUGLAS A. SCOVANNER	Director
ALAN SEXTON	Senior Vice President
JAMES J. SHEA	Senior Vice President
SCOTT SLEYSTER	Executive Vice President, Market Competitiveness
ANDREW F. SULLIVAN	Executive Vice President and Head of International Businesses and PGIM
KENNETH Y. TANJI	Executive Vice President and Chief Financial Officer
MICHAEL A. TODMAN	Director
ANTHONY F. TORRE	Senior Vice President
DYLAN J. TYSON	Senior Vice President
GEORGE P. WALDECK	Senior Vice President
CANDACE J. WOODS	Senior Vice President and Chief Actuary

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Prudential Insurance Company of America, a life insurance company organized under the laws of New Jersey, is an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 33. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, was filed on April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly‑owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities's principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker‑dealers authorized by Pruco Securities and applicable law to do so.
(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Principal Operations Officer
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Yoo J. Kim (Note 2)	Assistant Controller
Milton T. Landes (Note 1)	Vice President
Conway Lee (Note 1)	Chief Compliance Officer
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Julia E. Moran (Note 1)	Chief Legal Officer, Assistant Secretary
Maggie Palen (Note 2)	Assistant Secretary
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102

(c) Compensation From the Registrant
Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,890,506 in 2022, $4,092,005 in 2021, and $3,347,257 in 2020.

The sum of the chart below is $434,967,961, which represents Pruco Securities’ total 2022 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Pruco Securities	$137,782,173	$0	$393,096,762	$0

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 35. Location Of Accounts And Records
Provided in the most recent report on Form N-CEN.
Item 36. Management Services
Not applicable.
Item 37. Fee Representation
The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 13th day of April, 2023.

The Prudential Variable Appreciable Account
(Registrant)
By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
Vice President and Corporate Counsel

The Prudential Insurance Company of America
(Depositor)
By:	/s/ Jordan K. Thomsen
Jordan K. Thomsen
Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of April, 2023.

Signature and Title

/s/ *
Charles F. Lowrey
President, CEO, Chairman and Director

/s/ *
Robert M. Falzon
Vice Chair and Director

/s/ *
Kenneth Y. Tanji
Executive Vice President and Chief Financial Officer

/s/ *
Robert D. Axel
Senior Vice President, Controller and Principal Accounting Officer
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Gilbert F. Casellas		(Attorney-in-Fact)
Director

/s/ *
Martina Hund-Mejean
Director

/s/ *
Wendy Elizabeth Jones
Director

/s/ *
Karl J. Krapek
Director

/s/ *
Peter R. Lighte
Director
	*By:	/s/ Jordan K. Thomsen
/s/ *		Jordan K. Thomsen
Sandra Pianalto		(Attorney-in-Fact)
Director

/s/ *
Christine A. Poon
Director

/s/ *
Douglas A. Scovanner
Director

/s/ *
Michael A. Todman
Director